STAR MARITIME ACQUISITION CORP.


                                                           _______________, 2005

Schwartz & Weiss, P.C.
457 Madison Avenue
New York, New York 10022


Gentlemen:


      This letter will confirm our agreement, that commencing on the effective date ("Effective Date") of the registration statement of the initial public offering ("IPO") of the securities of Star Maritime Acquisition Corp. ("Company") and continuing until the consummation by the Company of a "Business Combination" (as described in the prospectus), Schwartz & Weiss, P.C. ("Firm") shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in New York City, as may be required by the Company from time to time, situated at 457 Madison Avenue, New York, New York 10022 (or any successor location). In exchange therefor, the Company shall pay to Firm the sum of $7,500 per month (the "Fee") on the Effective Date and continuing monthly thereafter.


                                      Very truly yours,


                                      STAR MARITIME ACQUISITION CORP.


                                      By:
                                          --------------------------------------
                                             Name: Prokopios (Akis) Tsirigakis
                                             Title: Chief Executive Officer and
                                             President


Agreed to and Accepted by:

SCWARTZ & WEISS, P.C.

By:
    ---------------------------
      Name: Allan Schwartz
      Title: